UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 31, 2015

DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement

On March 31, 2015, DeVry Education Group Inc. (“DeVry Group”) and certain of its subsidiaries entered into a  Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner, PNC Bank, National Association, as syndication agent, Bank of Montreal and The Northern Trust Company, as co-documentation agents, and other lenders party thereto.  The Credit Agreement replaces DeVry Group’s prior $400 million Credit Agreement (the “Old Credit Agreement”), dated May 11, 2011, among DeVry Group and certain of its subsidiaries, Bank of America, as administrative agent, swing line lender and letter of credit issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner, The Northern Trust Company, as syndication agent, Bank of Montreal, JPMorgan Chase Bank, National Association and PNC Bank, National Association, as co-documentation agents, and other lenders party thereto, which was scheduled to expire in May 2016.  Proceeds from borrowings under the Credit Agreement will be used for general corporate purposes.

The Credit Agreement provides for a five-year multi-currency revolving credit facility in the amount of $400 million (the “Aggregate Commitment”) with availability in currencies other than United States dollars of up to $200 million. Up to $50 million of the Aggregate Commitment will be available for letters of credit. Subject to certain conditions set forth in the Credit Agreement, the Aggregate Commitment may be increased up to $550 million.  DeVry Group may select interest rates for borrowings under the Credit Agreement equal to (a)(i) LIBOR or a LIBOR-equivalent rate for Eurocurrency Rate Loans or (ii) a base rate, plus (b) an applicable rate based on the DeVry Group’s consolidated leverage ratio, as defined in the Credit Agreement.  The applicable rate ranges from 2% to 3% for Eurocurrency Rate Loans, and from 1% to 2% for Base Rate Loans.

The Credit Agreement contains customary affirmative, negative and financial maintenance covenants, representations, warranties, events of default and remedies upon default including acceleration, and borrowing conditions. Full details of the Credit Agreement are contained in the agreement included as Exhibit 4.1 to this Form 8-K.  Currently, there are no outstanding borrowings under either the Old Credit Agreement or the Credit Agreement.

There is no material relationship between DeVry Group or any of its subsidiaries or affiliates and any of the lending parties or the administrative agent, other than in respect of the Credit Agreement and certain banking relationships all entered into in the ordinary course of business.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

A copy of the news release issued by DeVry Group on April 6, 2015 announcing the new Credit Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect DeVry Group’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Group or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

            Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2014 and December 31, 2014.

These forward-looking statements are based on information as of April 6, 2015, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

4.1
Credit Agreement dated March 31, 2015, among DeVry Education Group Inc. and Certain Subsidiaries of DeVry Education Group Inc. Identified Therein, as the Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line  Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith as Sole Lead Arranger and Sole Bookrunner, PNC Bank, National Association, as Syndication Agent, Bank of Montreal and The Northern Trust Company, as Co-Documentation Agents, and The Other Lenders Party Thereto (the "Credit Agreement")

4.2	Schedules to Credit Agreement

4.3	Exhibits to Credit Agreement

99.1	Press Release dated April 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	April 6, 2015	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1
Credit Agreement dated March 31, 2015, among DeVry Education Group Inc. and Certain Subsidiaries of DeVry Education Group Inc. Identified Therein, as the Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line  Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith as Sole Lead Arranger and Sole Bookrunner, PNC Bank, National Association, as Syndication Agent, Bank of Montreal and The Northern Trust Company, as Co-Documentation Agents, and The Other Lenders Party Thereto (the "Credit Agreement")

4.2	Schedules to Credit Agreement

4.3	Exhibits to Credit Agreement

99.1	Press Release dated April 6, 2015